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 T. ROWE PRICE
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 Tax-Free Funds, Inc.
      Tax-Exempt Money Fund
      Tax-Free Short-Intermediate Fund
      Tax-Free Insured Intermediate Bond Fund
      Tax-Free Income Fund
      Tax-Free High Yield Fund

 Supplements to prospectus dated July 1, 1998
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 The first paragraph under Tax Information on page 18 of the prospectus states in error that each fund's regular monthly dividends are expected to be exempt from federal and state and local (if any) income taxes. The reference to "state and local (if any) income taxes" was inserted in error. As noted throughout the Fund, Market, and Risk Characteristics section (pp. 8-15), the fund's regular dividends are expected to be exempt from federal income taxes only. Effective July 17, 1998, the Tax Information paragraphs on page 18 of the prospectus are revised as follows:

 Tax Information


   o You will be sent timely information for your tax filing needs.

   Although the regular monthly income dividends you receive from each fund are expected to be exempt from federal income taxes, you need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

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 The date of the above supplement is July 17, 1998.
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    T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc.

 Reflecting the result of shareholder votes at the fund's annual meeting on October 15, 1998, the fund's objective will be amended to remove the requirement to invest primarily in insured bonds. This change was recommended by the fund's management and board of directors to give the portfolio managers more flexibility in selecting bonds. Broader diversification of assets typically reduces volatility and may increase opportunities available to the
 fund.   The word "insured" will be omitted from the fund's name, and its new abbreviation for newspaper listings will be TF Inter.
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 Effective November 1, 1998, the changes noted below are being made to the prospectus.

 Fund name: Tax-Free Intermediate Bond Fund

 Front cover: the existing paragraphs are replaced with the following:

 Strategy and Risk/Reward
                Invests in high-quality intermediate-term municipal bonds. The fund's average maturity is five to 10 years. Risk/Reward Higher income and potential share price fluctuation than the Short-Intermediate Fund.

 Page 9: The following replaces the current paragraph.

 Tax-Free Intermediate Bond Fund
 The fund's objective is a high level of income exempt from federal income taxes consistent with moderate price fluctuation by investing primarily in municipal securities. At least 95% of the bonds purchased by the fund will be rated AAA or AA by at least one national rating organization (Standard & Poor's Corporation, Moody's Investor Service, Inc., or a similar service). Up to 5% may be rated A at the time of purchase. The fund may purchase unrated bonds if
 T. Rowe Price believes they are of comparable quality. At its discretion, the fund may retain a security whose credit quality is downgraded after purchase. The fund's dollar-weighted average maturity is expected to vary between five and 10 years. This fund should provide higher income and volatility than the Short-Intermediate Fund and lower income and volatility than the other tax-free bond funds.

 Page 30: Under the heading, "Municipal Bond Insurance," the third paragraph is deleted.
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 The date of the above supplement is October 22, 1998.
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                                                                C03-042 10/22/98
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